UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2004

INTERSECTIONS INC.

(Exact name of registrant as specified in its charter)

000-50580
(Commission File
Number)

Delaware	54-1956515
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

14901 Bogle Dr.
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

(703) 488-6100
(Registrant’s telephone number, including area code)

Table of Contents

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release dated July 26, 2004

Item 12. Results of Operations

On July 26, 2004, Intersections Inc. issued a press release announcing its results for the second quarter and first six months of fiscal year 2004, a copy of which is furnished hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004

INTERSECTIONS INC. (Registrant)

By:	/s/ Kenneth D. Schwarz
Kenneth D. Schwarz Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 26, 2004